Federated Hermes Intermediate Municipal Fund
A Portfolio of Federated Hermes Intermediate Municipal Trust
INSTITUTIONAL SHARES (TICKER FIMYX)
SERVICE SHARES (TICKER FIMTX)

SUPPLEMENT TO SUMMARY PROSPECTUS AND PROSPECTUS DATED JULY 31, 2021
1. Under the section entitled “FUND SUMMARY INFORMATION” in the sub-section entitled “FUND MANAGEMENT,” please make the following changes:
J. Scott Albrecht, CFA, will retire on April 4, 2022. Effective upon his retirement, Mr. Albrecht will no longer serve as a portfolio manager of Federated Hermes Intermediate Municipal Fund (the “Fund”). Accordingly, please remove all references to Mr. Albrecht.
R.J. Gallo, CFA, will continue as portfolio manager of the Fund and will continue to manage its portfolio as described in the Prospectus.
Effective April 4, 2022, Ann Ferentino, CFA will serve as a portfolio manager of the Fund. Accordingly, please add Ms. Ferentino immediately following R.J. Gallo:
“Ann Ferentino, Portfolio Manager, has been the Fund’s portfolio manager since April 2022.”
2. In the section entitled “PORTFOLIO MANAGEMENT INFORMATION,” please make the following changes:
Effective April 4, 2022, please remove all references to Mr. Albrecht.
Effective April 4, 2022, please add Ms. Ferentino immediately following R.J. Gallo:
“Ann Ferentino
Ann Ferentino, CFA, Portfolio Manager, has been the Fund’s portfolio manager since April 2022.
Ms. Ferentino focuses on asset allocation, interest rate strategy and security selection. She has been with the Adviser or an affiliate since 1995; has worked in investment management since 2000; and has managed investment portfolios since 2013. Education: B.S., University of Dayton; M.B.A., University of Pittsburgh.”
March 16, 2022

Federated Hermes Intermediate Municipal Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455654 (3/22)
© 2022 Federated Hermes, Inc.

Federated Hermes Intermediate Municipal Fund
A Portfolio of Federated Hermes Intermediate Municipal Trust
INSTITUTIONAL SHARES (TICKER FIMYX)
SERVICE SHARES (TICKER FIMTX)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED JULY 31, 2021
Under the heading entitled “Who Manages and Provides Services to the Fund?,” please make the following changes:
J. Scott Albrecht, CFA, will retire on April 4, 2022. Effective upon his retirement, Mr. Albrecht will no longer serve as a portfolio manager of Federated Hermes Intermediate Municipal Fund (the “Fund”). Accordingly, please remove all references to Mr. Albrecht.
R.J. Gallo, CFA, will continue as portfolio manager of the Fund and will continue to manage its portfolio as described in the Prospectus.
Effective April 4, 2022, Ann Ferentino, CFA will serve as a portfolio manager of the Fund. Accordingly, please add Ms. Ferentino immediately after R.J. Gallo as follows:
“The following information about the Fund’s portfolio manager is provided as of the end of the fund’s most recently completed fiscal year.
Ann Ferentino, Portfolio Manager
Types of Accounts Managed by Ann Ferentino	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	1/$886.8 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	4/$68.1 million
*
 None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Ann Ferentino is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s benchmark (i.e., S&P Municipal Bond Intermediate Index) and versus the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of four IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to certain other accounts used to determine IPP (but can be adjusted periodically).
Additionally, a portion of Ms. Ferentino’s IPP score is based on the performance of the accounts for which she provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

In addition, Ms. Ferentino was awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.”
March 16, 2022

Federated Hermes Intermediate Municipal Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455655 (3/22)
© 2022 Federated Hermes, Inc.